SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report JULY 14, 1999



                           THE SPORTS AUTHORITY, INC.
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             (Exact name of registrant as specified in its charter)

                Delaware                 1-13426          36-3511120
     -------------------------------     -------       ----------------
     (State or other jurisdiction of                   (I.R.S. Employer
      incorporation or organization)                  Identification No.)

3383 N. State Road 7, Ft. Lauderdale, Florida                33319
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   (Address of principal executive offices)                (Zip Code)


                                 (954) 735-1701
                             ----------------------
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

         On July 14, 1999, the Company and William Cappiello mutually agreed that Mr. Cappiello will no longer be employed as the Company's President & Chief Merchandising Officer. The news release is attached hereto as an exhibit.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   The following exhibits are filed with this report:

               99          News Release, dated July 14, 1999.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        THE SPORTS AUTHORITY, INC.



Date:  July 14, 1999                    By:  /s/ ANTHONY F. CRUDELE
                                             -----------------------------------
                                             Anthony F. Crudele
                                             Senior Vice President and
                                             Chief Financial Officer
                                             (Principal Financial Officer)





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                                  EXHIBIT INDEX

EXHIBIT
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99       News Release dated July 14, 1999.